UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 29, 2005

                         Calypte Biomedical Corporation
               (Exact name of Company as specified in its charter)

Delaware                       000-20985                           06-1226727
(State or Other Jurisdiction)  (Commission File Number)  (I.R.S. Employer Identification)
of Incorporation)

             5 Centerpointe Drive, Suite 400, Lake Oswego, OR 97035
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (971) 204-0282

                                       N/A

          (Former name or former address, if changed since last report)

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On September 29, 2005, J. Richard  George,  Ph.D.  resigned as President and
Chief   Executive   officer  of  Calypte   Biomedical   Corporation,   effective
immediately.

         On October 3, 2005, Richard D. Brounstein ceased to hold the position of Chief Financial Officer of Calypte Biomedical Corporation. Mr. Brounstein will continue as the Company's Executive Vice President.

         On  October  3,  2005,   Richard  R.  Van  Maanen   resigned   as  Vice
President-Operations and International Business Development, effective October 7, 2005.

(c) On October 5, 2005, the Company's board of directors appointed its Chairman, Roger I. Gale, as interim Chief Executive Officer, effective immediately. Mr. Gale was appointed to the Company's Board of Directors and elected Chairman in November 2004. Mr. Gale has served since October 2001 as Executive Chairman of the Board of Directors of Wavecrest Group Enterprises Limited, a United Kingdom-based communications service provider. He is also a founder and director of Starnorth Limited, a communications and media consultancy. From 1999 to 2001, he was Chairman and co-founder of End2End Wireless Limited, a UK wireless access services provider. He has previously held senior positions with the Asian Development Bank (ADB, Manila) and the International Finance Corporation (IFC), the private sector arm of the World Bank in Washington, D.C. Mr. Gale has also lectured in economics at the University of New England (Australia) and Lincoln College (New Zealand). He serves as a Director and a member of the Audit Committee of Mechel Steel Group, (NYSE: MTL). Mr. Gale holds a Master of Economics degree from the University of New England, Australia, and a Higher
National Diploma from the Royal Agricultural College, Cirencester, Gloucestershire, England. Mr. Gale is one of two Directors appointed to the Company's Board pursuant to an August 2003 agreement between the Company and
Marr Technologies BV ("Marr"). Marr is currently the Company's largest stockholder, holding approximately 27% of the Company's outstanding common stock.

         Effective October 3, 2005, the Company has promoted Theodore R. Gwin to the position of Chief Financial Officer (principal financial and accounting officer), replacing Richard D. Brounstein. Mr. Gwin has served as the Company's Controller since April 2005. Prior to joining the Company, from January 2001 through April 2005, Mr. Gwin had worked as an independent financial and business consultant to companies in various industries, including biotechnology, in the Portland, Oregon area. From April 1998 through December 2000, Mr. Gwin was the Controller and Principal Accounting Officer at OraSure Technologies, Inc. (Nasdaq: OSUR), formerly Epitope, Inc.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1   Press release dated October 6, 2005.

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  Lake Oswego, Oregon
       October 6, 2005

                         Calypte Biomedical Corporation

                                            By: /s/  Richard D. Brounstein
                                                --------------------------------
                                                     Richard D. Brounstein
                                                     Executive Vice President